Exhibit 32

CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2007

The undersigned executive officer of the Registrant hereby certifies that this Quarterly Report on Form 10-QSB for the quarter ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Michael J. Dee
Name:	Michael J. Dee
Title:	President, Chief Executive Officer and Chief Financial Officer

February 13, 2008